Exhibit 99.1

Markforged Announces Listing on New York Stock Exchange Under Ticker Symbol “MKFG”

Markforged To Begin Trading on July 15 Following Successful Closing of Merger with one SPAC

WATERTOWN, MA – July 14, 2021 – Markforged, Inc., creator of the integrated metal and carbon fiber additive manufacturing platform, The Digital Forge, today announced that it has completed its previously announced merger with one (NYSE: AONE), a special purpose acquisition company sponsored by A-star and founded and led by technology industry veteran Kevin Hartz. The combined company, named Markforged Holding Corporation, is expected to commence trading on the New York Stock Exchange beginning on July 15, 2021 under the ticker symbol “MKFG” for Markforged common stock and “MKFG.WS” for Markforged warrants.

Markforged continued its commitment to delivering innovation in the additive manufacturing space with a number of production and pipeline milestones in 2021, including the introduction of its newest printer, the FX20, the release of the Metal X Gen 2 and X7 Field Edition, as well as its Next Day Metal software update, which unlocked increased speed and capacity across its global fleet, and AI-powered Blacksmith software for the X7 platform. Markforged also has brought on leading global partners such as Phillips Corporation and expanded its relationship with Würth Additive Group, a Würth Industry North America company. The company added to its Board of Directors and began an expansion of its Boston-area headquarters to support the growth of its team.

“Today is a proud moment for the entire Markforged team and a significant milestone in our mission to reinvent manufacturing today so our customers can build anything they imagine tomorrow,” said Shai Terem, President and Chief Executive Officer of Markforged. “As a publicly traded company, we will continue to focus on executing on our ambitious product roadmap and further accelerating innovation, expanding customer adoption, and capitalizing on the strong secular trends in additive manufacturing, allowing us to bring our platform to even more manufacturing floors around the world for mission-critical use cases. Looking ahead, we have some exciting products in our pipeline as we move from accessible end-use parts to robust production. I couldn’t be more excited about our talented team and the opportunities in this next chapter.”

Kevin Hartz, Founder and CEO of one, said, “Being a publicly traded company will enable Markforged to build new relationships as a critical partner to even more leading global manufacturers, leveraging its expanded platform and proceeds from the transaction to accelerate its impact and growth. I am excited to join the Board of Directors and to work alongside a group of talented and diverse directors. I look forward to contributing to the team as Markforged continues to scale and this nascent industry matures and transforms modern manufacturing in the coming years.”

Transaction Details

In connection with the closing of the merger, Markforged has received approximately $361 million of gross proceeds before transaction expenses, including a $210 million PIPE from Baron Capital Group, funds and accounts managed by BlackRock, Miller Value Partners, Wasatch Global Investors, and Wellington Management, as well as existing Markforged shareholders M12 – Microsoft’s Venture Fund and Porsche Automobil Holding SE.

As part of the merger, the existing management team, led by President and CEO Shai Terem, will continue to operate the business. Kevin Hartz and Carol Meyers, venture partner at Glasswing Ventures, LLC, will join Markforged’s Board of Directors. Alan Masarek, most recently CEO of Vonage (Nasdaq: VG) will join the Board as Chairman.

Additional information about the completed merger will be provided in a Current Report on Form 8-K to be filed by Markforged with the Securities and Exchange Commission and available at sec.gov.

Advisors

Citigroup Global Markets Inc. served as lead financial advisor and capital markets advisor to Markforged. William Blair and Stifel, Nicolaus & Company, Incorporated also acted as financial advisor and capital markets advisor to Markforged, and Goodwin Procter LLP served as legal counsel.

Goldman Sachs & Co. LLC served as exclusive financial advisor to one and Cadwalader, Wickersham & Taft LLP served as legal counsel.

Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC served as co-placement agents on the PIPE.

About Markforged

Markforged transforms manufacturing with 3D metal and continuous carbon fiber printers capable of producing parts tough enough for the factory floor. The Markforged Digital Forge brings the power and speed of agile software development to industrial manufacturing, combining hardware, software, and materials to eliminate the barriers between design and functional part. Engineers, designers, and manufacturing professionals all over the world rely on Markforged metal and composite printers for tooling, fixtures, functional prototyping, and high-value end-use production. Founded in 2013 and based in Watertown, MA, Markforged has more than 250 employees globally. Markforged has been recognized by Forbes in the Next Billion-Dollar Startups list, and listed as the #2 fastest-growing hardware company in the US in the 2019 Deloitte Fast 500. To learn more about Markforged, please visit https://markforged.com.

About one

one is a special purpose acquisition company sponsored by A* formed for the purpose of effecting a business combination with one or more businesses in the innovation economy. one completed its initial public offering in August 2020 raising $215 million in cash proceeds. A* was founded and is led by technology industry veteran Kevin Hartz. To learn more about one, please visit https://www.a-star.co/.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although Markforged believes that it has a reasonable basis for each forward-looking statement contained in this press release, Markforged cautions you that these statements are based on a combination of facts and factors currently known by it and its projections of the future, about which it cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements regarding the timing for commencement of trading, the anticipated contribution of the members of Markforged’s board of directors and leadership to Markforged’s operations, progress and financial results, Markforged’s product roadmap, pipeline and future innovation, the functionality and applications of Markforged’s products, the expected growth of the additive manufacturing industry, the expected growth of Markforged’s revenue and customer base, the impact of Markforged’s products on its financial condition and results of operation, and the integration of Markforged’s products into the additive manufacturing market. Markforged cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, general economic, political and business conditions; the ability of Markforged to maintain its listing on the New York Stock Exchange; the effect of COVID-19 on Markforged’s business and financial results; the outcome of any legal proceedings against Markforged; failure to realize the anticipated benefits of the business combination, including as a result of costs related thereto and additional burdens of being a publicly traded company; the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; and those factors discussed under the header “Risk Factors” in the Proxy Statement and Prospectus filed pursuant to Rule 424B(3) with the SEC on June 24, 2021 and those included under the header “Risk Factors” in one’s Annual Report on Form 10-K and other filings with the SEC. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that Markforged will achieve its objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent Markforged’s views as of the date of this press release. Markforged anticipates that subsequent events and developments will cause its views to change. However, while Markforged may elect to update these forward-looking statements at some point in the future, Markforged has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing Markforged’s views as of any date subsequent to the date of this press release.

Contacts

Markforged

Media

Paulina Bucko

paulina.bucko@markforged.com

Investors

investors@markforged.com

one

Media

astar-SVC@sardverb.com

Investors

investors@a-star.co